UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2010 (June 25, 2010)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-22537-01 (Commission File Number)	23-2215075 (IRS Employer Identification No.)

Philadelphia and Reading Avenues,
Boyertown, PA 19512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure

On June 25, 2010, at 8:30 a.m. local time, National Penn Bancshares, Inc. (“National Penn”) held a conference call and presented an investor webcast using slides attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Investor Webcast”).

By filing this Current Report on Form 8-K and furnishing the information in the Investor Webcast, National Penn makes no admission as to the materiality of any information that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Investor Webcast is summary information that is intended to be considered in the context of National Penn’s Securities and Exchange Commission (“SEC”) filings and other public announcements that it may make, by press release or otherwise, from time to time.  National Penn undertakes no duty or obligation to publicly update or revise the information contained in the Investor Webcast, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  The information contained in the Investor Webcast is incorporated herein by reference.  Without limiting the generality of the foregoing, the text of the slide entitled “Safe Harbor Regarding Forward Looking Statements” is incorporated by reference into this Item 7.01.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d)           Exhibits.

99.1	Slide Presentation for National Penn Bancshares, Inc. Webcast conducted on June 25, 2010 at 8:30 a.m. local time (furnished pursuant to Item 7.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Scott V. Fainor
Name: Scott V. Fainor
Title: President and CEO

Dated: June 25, 2010

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Slide Presentation for National Penn Bancshares, Inc. Webcast conducted on June 25, 2010 at 8:30 a.m. local time (furnished pursuant to Item 7.01 hereof).	Furnished herewith.